UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 8, 2012

HECKMANN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33816	26-0287117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Cherrington Parkway, Suite 200, Coraopolis, Pennsylvania 15108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(412) 329-7275

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On March 8, 2012, Heckmann Corporation (the “Company”) issued a press release announcing its financial results for the year ended December 31, 2011. As set forth in the press release, the Company will host a conference call to discuss its financial and operating results for the fourth quarter and full year 2011 on Thursday, March 8, 2012, at 4:30 p.m. ET. Information regarding how to access the call is included in the press release. A copy of the press release is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be deemed filed for the purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the United States Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure

The Company also issued a press release announcing that on March 8, 2012 it entered into a definitive Stock Purchase Agreement pursuant to which the Company would acquire all of the outstanding shares of TFI Holdings, Inc. (“TFI”) for $245 million to be paid in cash and in shares of the Company’s common stock (the “TFI Acquisition”). Headquartered in Scottsdale, Arizona, through its wholly-owned operating subsidiary, Thermo Fluids Inc., TFI provides route-based environmental services and waste recycling solutions. The Company plans to file a current report on Form 8-K with a more detailed summary of the acquisition of TFI. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On March 8, 2012, relating to the TFI acquisition the Company has also posted a presentation on the Company’s website at www.heckmanncorp.com. A copy of the presentation is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

On March 8, 2012, the Company also issued a press release announcing its financial results for the year ended December 31, 2011. A copy of the press release is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.

The information in this Item 7.01 (including Exhibits 99.1, 99.2 and 99.3 attached hereto) is being furnished pursuant to Item 7.01 shall not be deemed filed for the purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the United States Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description of Exhibit

99.1	Press release, dated March 8, 2012, issued by Heckmann Corporation (furnished pursuant to Item 7.01) announcing entry into a definitive stock purchase agreement to acquire TFI Holdings, Inc.

99.2	Presentation dated March 8, 2012 (furnished pursuant to Item 7.01)

99.3	Press release, dated March 8, 2012, issued by Heckmann Corporation (furnished pursuant to Item 7.01) announcing financial results for year ended December 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECKMANN CORPORATION

Date: March 8, 2012	By:	/s/ DAMIAN C. GEORGINO
Damian C. Georgino
Executive Vice President, Corporate Development and Chief Legal Officer

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press release, dated March 8, 2012, issued by Heckmann Corporation (furnished pursuant to Item 7.01) announcing entry into a definitive stock purchase agreement to acquire TFI Holdings, Inc.

99.2	Presentation dated March 8, 2012 (furnished pursuant to Item 7.01)

99.3	Press release, dated March 8, 2012, issued by Heckmann Corporation (furnished pursuant to Item 7.01) announcing financial results for year ended December 31, 2011